Letter to Shareholders Opendoor Southern CA Market 3Q21 Exhibit 99.2

Over the years, I am often asked whether our vision and strategy has changed. The short answer is no - we have always been focused on making it possible to buy, sell, and move at the tap of a button. In our view, the end state for the real estate marketplace will inevitably be a simple, certain, and fast transaction powered by technology. It is just a matter of when. So we have been consistently focused on investing in that future experience, piece by piece, with the consumer in mind at every step. Our third quarter results are the byproduct of this focus on the consumer experience. We exceeded our expectations in generating $2.3 billion of revenue, acquiring 15,181 homes, and delivering $170 million of Contribution Profit and $35 million of Adjusted EBITDA. After clarity of vision and strategy comes execution and perspiration. We take great pride in doing the hard work to execute with excellence in our consumer experience, technology, business performance, and company culture. This is what sets us apart. In less than a year, we have virtualized the entire selling experience, with a third of our interior home assessments conducted via digital self-service. We have invested in our internal platform, Opendoor Scout, to efficiently manage inspections, repairs, and vendors at scale. We have evaluated over 100 new data sets as we continue to enhance our pricing accuracy. We have launched two new buyer products that our customers love. We have doubled our markets from 21 to 44. Most importantly, we have grown our customer base by an average of 90% per quarter, while delivering a delightful experience with a seller NPS of over 80. Underlying our execution is our team, one that is obsessed with the consumer experience, moving with a startup mentality, and building as one team to deliver on our vision. And we have added substantial talent to our team, including the acquisition of Pro.com and Skylight.com, which are leaders in home renovation technology, and RedDoor.com, a fully digital home financing product. When you combine clarity of vision and strategy with execution and talent, you have the opportunity to build a generational company. Eric Wu, Co-Founder & CEO Empower everyone with the freedom to move 2 A NOTE FROM ERIC Dear Shareholders, Our Mission

Revenue of $2.3 billion, up 91% versus 2Q21, with 5,988 total homes sold, up 72% versus 2Q21 — GAAP gross profit of $202 million, versus $159 million in 2Q21; GAAP gross margin of 8.9%, versus 13.4% in 2Q21 — GAAP net income of ($57) million, versus ($144) million in 2Q21; Adjusted Net Income of ($17) million, versus $2 million in 2Q21 — Contribution Profit of $170 million, versus $128 million 2Q21; Contribution Margin of 7.5%, versus 10.8% in 2Q21 — Adjusted EBITDA of $35 million versus $26 million in 2Q21; Adjusted EBITDA Margin of 1.5% versus 2.2% in 2Q21 — Expanded to 44 markets at the end of 3Q21 with 5 new market launches — Purchased 15,181 homes, up 79% versus 2Q21 — Grew inventory balance to 17,164 homes, representing $6.3 billion in value, up 130% versus 2Q21 3 3Q21 Highlights

Meet The Botma’s Tyler Botma, a homeowner in Phoenix, Arizona bought and sold his house through Opendoor. Tyler and his wife had their eye on the Litchfield Park neighborhood in greater Phoenix, for some time. For Tyler, it started with a promise made to his dad to buy a home in the area, when he was playing T-ball there at just six years old. But like millions of homeowners nationwide, the Botma’s felt a lot of apprehension trying to sell their home, while also searching to buy their dream home. CUSTOMER STORY 4 That was when Tyler’s brother, a loan officer, recommended he use Opendoor. The relationship between Opendoor and the Botma family started when they found out they could buy and sell all in one place. In particular, the competitive edge that Opendoor’s cash-backed offer provided was incredibly valuable to Tyler given the hot housing market at the time. Throughout the process, the stress relief and value provided by Opendoor was in complete contrast to the pain they had gone through buying and selling the traditional way. Now, the Botma family is absolutely loving their dream home. “You can literally buy and sell all in one go and have the confidence of knowing you're going to sell your home and have that buying power and confidence on both ends and in getting what you're looking for." Tyler Botma

5 Our three key areas of investment remain unchanged. First, we are driving market share growth in our existing markets—greater scale improves awareness, trust and adoption, operational cost efficiencies, and pricing accuracy from more data. Second, we are focused on expanding nationwide, which will in turn build national brand awareness, and expand our diversified inventory portfolio across a greater variety of markets. Third, we are continuing to build a digital one-stop-shop, which enables us to digitize and bundle a suite of services together to deliver the best experience at lower costs. EXISTING MARKET GROWTH In executing against our goal to drive existing market growth, we have seen material gains in the adoption of Opendoor. This is driven by rising consumer awareness, expanded buybox coverage, and our investments in scalable systems that meet consumer demand. In terms of consumer awareness and buybox coverage, we grew acquisition volume 79% quarter-over-quarter to a total of 15,181 homes, with record offers and real seller conversion. Expansions in our buybox since the end of 2019 drove 45% of our acquisitions in the third quarter, powered by the strategic investments we are making in our pricing systems, and data and pricing teams. Our investments in scalability have also been paying dividends. We made enhancements to the seller experience by further streamlining the home assessment process prior to finalizing a seller offer. Customer adoption of our self-serve virtual assessments has increased to 35%, driven by the speed and convenience of this feature. Our data and machine learning systems are improving accuracy with minimal human intervention. We have centralized the review of all our virtual home assessments, vendor sourcing, and vendor management, driving increased operational flexibility and consistency across markets. 3Q21 Homes Acquired 15,181 799 2,016 3,594 8,494 15,181 3Q20 4Q20 1Q21 2Q21 3Q21 Business Highlights

As we have scaled from 8,000 homes to nearly 17,200 homes in inventory quarter-over-quarter, we have not been immune to the trade labor constraints impacting the real estate industry. Our ability to continue to drive growth and strong economics is a testament to the efficiencies of our technology and operational systems. Underlying this performance is our internal platform, Opendoor Scout, which drives efficiencies and automation across all home servicing functions, tying inspections, pricing, scoping, and operations execution together. This enables us to leverage a wider pool of labor, while maintaining high-quality work and reducing costs. These are key components of our ability to increase the number of customers we can serve. NEW MARKET EXPANSION Our mission to empower everyone with the freedom to move means expanding our presence to all markets nationwide. We continued to make progress as we launched another 5 new markets in the third quarter, bringing our total footprint to 44 markets as of today, more than doubling our market count year to date. With our rapid expansion, we are already seeing the benefits of greater national scale in driving awareness, reducing our cost structure, and ensuring we have a diversified portfolio across multiple markets. As we focus on execution in the 23 new markets that we launched this year - collecting and ingesting more market-level data, building on our pricing accuracy and operational capacity - we are also laying the groundwork for our expansion roadmap next year. We are well on our way to our long-term goal of being able to deliver for customers nationwide. 6 Business Highlights 3Q21 Markets Launched 5 3Q21 Total Markets 44

Business Highlights

DIGITAL, END-TO-END EXPERIENCE

Over the past seven years, we have: built a best-in-class pricing algorithm to give homeowners more certainty of their equity; built products and technology to automate the selling process; integrated title and escrow to remove multiple points of contact; launched Buy with Opendoor to make buying simple, certain, and fast; and launched Opendoor Home Loans and Opendoor Backed Offers to help buyers win the home of their dreams. We have established a track record of building superior products by leveraging the investments we have made in our technology and operational platform.

Last week, we launched Opendoor Complete, which brings together all of our products and services into a single, streamlined experience so customers can move seamlessly. Opendoor Complete provides customers certainty and access to the equity in their home, the power to make a stronger offer on their next home with Opendoor's cash backing, and the ability to line up close dates and avoid double moves or mortgages. This is the integrated experience homeowners have been craving and brings us another step closer to making it possible to buy, sell and move at the tap of a button with Opendoor.

Opendoor Complete



3:08
AA
opendoor.com
Hi, Sarah
AUG 18
Virtual walkthrough
10:30 am PST (30 min)
What it's like to buy and sell with Opendoor
See how it works
Selling
Offer
$174,300
Status
Preliminary
Valid until
Oct 17
To do
You're all caught up!
To do
Selling
Buying
More

7

Our financial goal is to drive rapid growth at scale with strong unit economics, setting us up for long-term profitability. This is demonstrated by our third quarter results, as we continued to outperform expectations. As a reminder, given the impact of COVID-19 on our results in 2020, we believe quarter-over-quarter comparisons better reflect our underlying growth trends. GROWTH We purchased 15,181 homes in the third quarter, up 79% versus 2Q21, which was our prior all-time high. This significant increase in acquisition volume was driven by our superior value proposition and strong pricing and operational capabilities, which led to record levels of offers and real seller conversion. On the resale front, we sold 5,988 homes in 3Q21, up 72% versus 2Q21. The increase in homes sold was due to higher inventory levels and high transaction velocity in a supply-constrained market. Overall demand for our homes continued to be strong, leading to faster sell-through rates than we had initially expected. Revenue was $2.3 billion in 3Q21, up 91% quarter-over-quarter. The vast majority of this increase was driven by strong unit growth, with tailwinds from home price appreciation and price-related buybox gains driving a sequential increase in revenue per home sold of 11%. Revenue exceeded our prior expectations primarily due to faster sell-through rates, higher average prices, and stronger-than-anticipated acquisition volumes in 3Q21. As of September 30, 2021, we had 17,164 homes on our balance sheet, representing $6,268 million in value. Our inventory balance grew 130% from the end of 2Q21, driven by the aforementioned strong growth in home acquisition volumes. 8 Financial Highlights $339 $249 $747 $1,185 $2,266($ in millions) 3Q21 Revenue $2.3 billion 3Q21 Homes Sold 5,988 3Q20 4Q20 1Q21 2Q21 3Q21 1,232 849 2,462 3,481 5,988 3Q20 4Q20 1Q21 2Q21 3Q21

UNIT ECONOMICS Our unit margins moderated sequentially, as we expected and in-line with what we have been guiding to for the second half of 2021. GAAP gross profit was $202 million and 8.9% of revenue, versus $159 million and 13.4% of revenue in 2Q21. Adjusted Gross Profit was $234 million and 10.3% of revenue, versus $160 million and 13.5% of revenue in 2Q21. Contribution Profit, which accounts for the direct selling and holding costs incurred on the homes sold during the quarter, was $170 million in 3Q21, up 33% versus 2Q21. Contribution Margin, which we view as an important measure of unit economics associated with a specific resale cohort, was 7.5% versus 10.8% in 2Q21. The sequential moderation in Contribution Margin reflects trends we have previously discussed: the normalization of our resale mix as inventory is no longer over-indexed to recently acquired homes, and our improved underwriting accuracy relative to market home price appreciation (HPA). We expect both of these dynamics to carry through to 4Q21, leading to a further moderation in Contribution Margins to the mid-single digit range. We are confident in our ability to manage to Contribution Margins of 4 to 6%1 on a sustained, annual basis, driven by our cost structure and the strength of our pricing and operational capabilities. Longer-term, we continue to expect Contribution Margin to be in the range of 7 to 9%1, as the penetration of higher-margin services increases over time. 9 Financial Highlights 3Q21 Gross Margin 8.9% 3Q21 Contribution Margin 7.5% 1. Opendoor has not provided a quantitative reconciliation of forecasted Contribution Profit or Contribution Margin to forecasted Gross Profit or Gross Margin, respectively, within this shareholder letter because the Company is unable, without making unreasonable efforts, to calculate inventory impairment. This item, which could materially affect the computation of forward-looking Gross Profit, is inherently uncertain and depends on various factors, some of which are outside of the Company’s control. Consecutive Quarters of Positive Contribution Margin 19

10 NET INCOME AND ADJUSTED EBITDA GAAP net income was ($57) million in 3Q21 versus ($144) million in 2Q21. As a percent of revenue, GAAP net income was (2.5%) versus (12.2%) in 2Q21. GAAP net income was impacted by stock-based compensation (SBC) expense of approximately $62 million in Q3Q21. We expect approximately $75 million of SBC expense in Q4. Adjusted Net Income was ($17) million or (0.8%) of revenue in 3Q21, versus $2 million or 0.2% of revenue in 2Q21. We view Adjusted Net Income as a good proxy for normalized free cash flow, as it isolates the operating performance of our business from temporary swings in home inventory that are primarily funded through non-recourse debt facilities. Adjusted EBITDA was $35 million, compared to $26 million in 2Q21. As a percentage of revenue, Adjusted EBITDA was 1.5% in 3Q21 versus 2.2% in 2Q21. Adjusted EBITDA exceeded our expectations due to revenue out-performance and strong unit economics, both of which provided incremental leverage against our operating expense base. BALANCE SHEET ITEMS We ended the quarter with $1.8 billion in cash, cash equivalents, and marketable securities, as well as $484 million in restricted cash that reflects the working capital associated with our home financing. Early in the third quarter, we completed our first convertible note offering, raising approximately $953 million in proceeds. As of today, we have more than doubled our maximum borrowing capacity from 2Q21, to $9.6 billion across our non-recourse, asset-backed facilities, on substantially similar financial terms as our previous facilities. This significant expansion in financing capacity is in response to the increasing demand we have been experiencing, and demonstrates the benefit of our strong, long-term relationships with a diversified lender base. We are well capitalized to fuel the tremendous growth across our business, and we feel confident in our ability to continue to scale our balance sheet to finance our home purchases. Financial Highlights 3Q21 Adjusted EBITDA $35 million

4Q21 Guidance 11 We continue to see strong consumer demand and are reiterating the expectations that we laid out last quarter, effectively pulling forward our original three-year financial plan by two years. Overall, housing fundamentals remain strong, with inventory levels at multi-decade lows for this time of year, alongside continued heightened demand for single family housing. Accelerating adoption of the Opendoor solution is clearly reflected in our 3Q21 acquisition volume of over 15,000 homes, which represents an annualized acquisition GMV of well over $20 billion. That said, we are not immune to the labor and trade shortages affecting the housing industry, especially in the context of volume performance that is running significantly ahead of our internal plans. We are managing through these market constraints, where applicable, by leveraging our scale and diversified geographic footprint to make tradeoffs across the portfolio and continue to meet our overall financial and operating objectives. To that end, we deliberately moderated the pace of acquisitions as we exited 3Q21 in order to manage systemwide capacity and ensure that we can continue to deliver a seamless customer experience. As such, we expect our 4Q21 acquisition volumes to be lower than our 3Q21 results due to proactive volume management, as well as typical seasonality slowdown associated with the fourth quarter. We are investing aggressively in our internal operations, vendor network, and tooling and automation to lay the foundation for another very strong year of growth in 2022. In terms of resales, we expect our fourth quarter revenue to be between $3.1 billion and $3.2 billion, which represents 39% sequential growth over 3Q21 at the midpoint of the expected range. We expect Adjusted EBITDA in the range of ($5) million to $5 million, which represents breakeven margin at the midpoint of this range. This outlook is consistent with the expectations we outlined last quarter, even with the aforementioned market dynamics. We believe this is a testament to our team’s agility in navigating changing market conditions in a period of hyper growth, and our unwavering focus on our customers so that we can consistently deliver a simple, certain, and trusted experience at scale. 4Q21 Adjusted EBITDA1 Guidance ($5)–$5 million 4Q21 Adjusted EBITDA Margin1 Guidance (0.2%)–0.2% 4Q21 Revenue Guidance $3.1–$3.2 billion 1. Opendoor has not provided a quantitative reconciliation of forecasted Adjusted EBITDA or Adjusted EBITDA Margin to forecasted GAAP net income (loss) or GAAP net Income (Loss) Margin, respectively, within this shareholder letter because the Company is unable, without making unreasonable efforts, to calculate certain reconciling items with confidence. These items include, but are not limited to, inventory impairment and stock-based compensation with respect to future grants and forfeitures. These items, which could materially affect the computation of forward-looking GAAP net income (loss), are inherently uncertain and depend on various factors, some of which are outside of the Company’s control.

Eric Wu, Co-Founder & CEO Carrie Wheeler, CFO CONFERENCE CALL INFORMATION Opendoor will host a conference call to discuss its financial results on November 10, 2021 at 2:00 p.m. Pacific Time. A live webcast of the call can be accessed from Opendoor’s Investor Relations website at https://investor.opendoor.com. An archived version of the webcast will be available from the same website after the call. November 10, 2021 at 2 p.m. PT investor.opendoor.com LIVE WEBCAST 12Raleigh-Durham, NC

/ OpendoorHQ / Opendoor Company / Opendoor-com investor.opendoor.com

14 Definitions & Financial Tables

This shareholder letter contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking, including statements regarding our financial condition, anticipated financial performance, business strategy and plans, market opportunity and expansion and objectives of management for future operations. These forward-looking statements generally are identified by the words “anticipate”, “believe”, “contemplate”, “continue”, “could”, “estimate”, “expect”, “forecast”, “future”, “intend”, “may”, “might”, “opportunity”, “plan”, “possible”, “potential”, “predict”, “project”, “should”, “strategy”, “strive”, “target”, “will”, or “would”, the negative of these words or other similar terms or expressions. The absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many important factors could cause actual future events to differ materially from the forward-looking statements in this shareholder letter, including but not limited to our public securities’ potential liquidity and trading; our ability to raise financing in the future; our success in retaining or recruiting, or changes required in, our officers, key employees or directors; the impact of the regulatory environment and complexities with compliance related to such environment; our ability to remediate our material weaknesses; various factors relating to our business, operations and financial performance, including, but not limited to, the impact of the COVID-19 pandemic on our ability to grow market share; our ability to respond to general economic conditions, and the health of the U.S. residential real estate industry. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described under the caption "Risk Factors" in our annual report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2021, as updated by our quarterly report on Form 10-Q for the quarterly periods ended March 31, 2021, June 30, 2021, and September 30, 2021, and our other filings with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and we assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. We do not give any assurance that we will achieve our expectations. 15 Forward-Looking Statements

Use of Non-GAAP Financial Measures To provide investors with additional information regarding the Company’s financial results, this shareholder letter includes references to certain non-GAAP financial measures that are used by management. The Company believes these non-GAAP financial measures including Adjusted Gross Profit, Contribution Profit, Contribution Profit After Interest, Adjusted Net (Loss) Income, Adjusted EBITDA, and any such non-GAAP financial measures expressed as a Margin, are useful to investors as supplemental operational measurements to evaluate the Company’s financial performance. The non-GAAP financial measures should not be considered in isolation or as a substitute for the Company’s reported GAAP results because they may include or exclude certain items as compared to similar GAAP-based measures, and such measures may not be comparable to similarly-titled measures reported by other companies. Management uses these non-GAAP financial measures for financial and operational decision-making and as a means to evaluate period-to-period comparisons. Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding the Company’s performance by excluding certain items that may not be indicative of the Company’s recurring operating results. Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest To provide investors with additional information regarding our margins and return on inventory acquired, we have included Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest, which are non-GAAP financial measures. We believe that Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest are useful financial measures for investors as they are supplemental measures used by management in evaluating unit level economics and our operating performance in our key markets. Each of these measures is intended to present the economics related to homes sold during a given period. We do so by including revenue generated from homes sold (and adjacent services) in the period and only the expenses that are directly attributable to such home sales, even if such expenses were recognized in prior periods, and excluding expenses related to homes that remain in inventory as of the end of the period. Contribution Profit provides investors a measure to assess Opendoor’s ability to generate returns on homes sold during a reporting period after considering home purchase costs, renovation and repair costs, holding costs and selling costs. Contribution Profit After Interest further impacts gross profit by including senior interest costs attributable to homes sold during a reporting period. We believe these measures facilitate meaningful period over period comparisons and illustrate our ability to generate returns on assets sold after considering the costs directly related to the assets sold in a given period. Adjusted Gross Profit, Contribution Profit and Contribution Profit After Interest are supplemental measures of our operating performance and have limitations as analytical tools. For example, these measures include costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, costs required to be recorded under GAAP in the same period. These measures also exclude the impact of certain restructuring costs that are required under GAAP. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is gross profit. 16 Definitions

Adjusted Gross Profit / Margin We calculate Adjusted Gross Profit as gross profit under GAAP adjusted for (1) inventory impairment in the current period, (2) inventory impairment in prior periods, and (3) restructuring in cost of revenue. Inventory impairment in the current period is calculated by adding back the inventory impairment charges recorded during the period on homes that remain in inventory at period end. Inventory impairment in prior periods is calculated by subtracting the inventory impairment charges recorded in prior periods on homes sold in the current period. We define Adjusted Gross Margin as Adjusted Gross Profit as a percentage of revenue. We view this metric as an important measure of business performance as it captures gross margin performance isolated to homes sold in a given period and provides comparability across reporting periods. Adjusted Gross Profit helps management assess home pricing, service fees and renovation performance for a specific resale cohort. Contribution Profit / Margin We calculate Contribution Profit as Adjusted Gross Profit, minus (1) holding costs incurred in the current period on homes sold during the period, (2) holding costs incurred in prior periods on homes sold in the current period, and (3) direct selling costs incurred on homes sold during the current period. The composition of our holding costs is described in the footnotes to the reconciliation table below. Contribution Margin is Contribution Profit as a percentage of revenue. We view this metric as an important measure of business performance as it captures the unit level performance isolated to homes sold in a given period and provides comparability across reporting periods. Contribution Profit helps management assess inflows and outflows directly associated with a specific resale cohort. Contribution Profit / Margin After Interest We define Contribution Profit After Interest as Contribution Profit, minus interest expense under our senior credit facilities incurred on the homes sold during the period. This may include interest expense recorded in periods prior to the period in which the sale occurred. Our senior credit facilities are secured by our homes in inventory. For our senior revolving credit facilities, drawdowns are made on a per-home basis at the time of purchase and are required to be repaid at the time the homes are sold. We do not include interest expense associated with our mezzanine debt facilities in this calculation. We use a mix of debt and equity capital to finance our inventory and that mix will vary over time. In addition, we expect to continue to evolve our cost of financing as we include other debt sources beyond mezzanine capital. As such, we do not view our current mezzanine interest expense to be reflective of our long-term cost of financing. Contribution Margin After Interest is Contribution Profit After Interest as a percentage of revenue. We view this metric as an important measure of business performance. Contribution Profit After Interest helps management assess Contribution Margin performance, per above, when burdened with senior cost of financing. 17 Definitions

Adjusted Net (Loss) Income and Adjusted EBITDA We also present Adjusted Net (Loss) Income and Adjusted EBITDA, which are non-GAAP financial measures that management uses to assess our underlying financial performance. These measures are also commonly used by investors and analysts to compare the underlying performance of companies in our industry. We believe these measures provide investors with meaningful period over period comparisons of our underlying performance, adjusted for certain charges that are non-recurring, non-cash, not directly related to our revenue-generating operations or not aligned to related revenue. Adjusted Net (Loss) Income and Adjusted EBITDA are supplemental measures of our operating performance and have important limitations. For example, these measures exclude the impact of certain costs required to be recorded under GAAP. These measures also include impairment costs that were recorded in prior periods under GAAP and exclude, in connection with homes held in inventory at the end of the period, impairment costs required to be recorded under GAAP in the same period. These measures could differ substantially from similarly titled measures presented by other companies in our industry or companies in other industries. Accordingly, these measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. We include a reconciliation of these measures to the most directly comparable GAAP financial measure, which is net loss. We calculate Adjusted Net (Loss) Income as GAAP net loss adjusted to exclude non-cash expenses of stock-based compensation, marketable equity securities fair value adjustment, derivative and warrant fair value adjustment, intangible amortization, and payroll tax on initial RSU release. It also excludes non-recurring restructuring charges, gain on lease termination, and convertible note payment-in-kind (“PIK”) interest and issuance discount amortization. Adjusted Net (Loss) Income also aligns the timing of impairment charges recorded under GAAP to the period in which the related revenue is recorded in order to improve the comparability of this measure to our non-GAAP financial measures of unit economics, as described above. Our calculation of Adjusted Net (Loss) Income does not currently include the tax effects of the non-GAAP adjustments because our taxes and such tax effects have not been material to date. We calculated Adjusted EBITDA as Adjusted Net (Loss) Income adjusted for depreciation and amortization, property financing and other interest expense, interest income, and income tax expense. Adjusted EBITDA is a supplemental performance measure that our management uses to assess our operating performance and the operating leverage in our business. 18 Definitions

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (In thousands, except per share data) (Unaudited) 19

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED BALANCE SHEETS (In thousands, except per share data) (Unaudited) 20 September 30, 2021 December 31, 2020 ASSETS CURRENT ASSETS: Cash and cash equivalents $1,358,775 $1,412,665 Restricted cash 484,476 92,863 Marketable securities 481,051 47,637 Mortgage loans held for sale pledged under agreements to repurchase 22,858 7,529 Escrow receivable 121,394 1,494 Real estate inventory, net 6,268,081 465,936 Other current assets ($616 and $373 carried at fair value) 84,365 24,987 Total current assets 8,821,000 2,053,111 PROPERTY AND EQUIPMENT – Net 38,321 29,228 RIGHT OF USE ASSETS 43,800 49,517 GOODWILL 47,158 30,945 INTANGIBLES – Net 11,494 8,684 OTHER ASSETS ($5,100 and $0 carried at fair value) 6,842 4,097 TOTAL ASSETS $8,968,615 $2,175,582 LIABILITIES AND SHAREHOLDERS’ EQUITY CURRENT LIABILITIES: Accounts payable and other accrued liabilities $156,030 $25,270 Non-recourse asset-backed debt - current portion 4,049,812 339,173 Other secured borrowings 19,728 7,149 Interest payable 9,746 1,081 Lease liabilities - current portion 4,637 20,716 Total current liabilities 4,239,953 393,389 NON-RECOURSE ASSET-BACKED DEBT – Net of current portion 1,367,989 135,467 CONVERTIBLE SENIOR NOTES 952,415 - WARRANT LIABILITIES - 47,349 LEASE LIABILITIES – Net of current portion 43,073 46,625 OTHER LIABILITIES 2,324 94 TOTAL LIABILITIES 6,605,754 622,924 SHAREHOLDERS’ EQUITY: Common stock, $0.0001 par value; 3,000,000,000 shares authorized; 60 54 607,215,233 and 540,714,692 shares issued and outstanding, respectively Additional paid-in capital 3,877,418 2,596,012 Accumulated deficit (1,514,509) (1,043,449) Accumulated other comprehensive (loss) income (108) 41 Total shareholders’ equity 2,362,861 1,552,658 TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY $8,968,615 $2,175,582

OPENDOOR TECHNOLOGIES INC. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (In thousands) (Unaudited) 21 Nine Months Ended September 30, 2021 2020 CASH FLOWS FROM OPERATING ACTIVITIES: Net loss (471,060) (198,968) Adjustments to reconcile net loss to cash, cash equivalents, and restricted cash (used in) provided by operating activities: Depreciation and amortization – net of accretion 26,551 31,114 Amortization of right of use asset 6,055 22,008 Impairment of software development costs 3,227 - Stock-based compensation 465,059 9,162 Derivative and warrant fair value adjustment (12,179) 1,901 Gain on settlement of lease liabilities (5,237) - Inventory valuation adjustment 32,602 7,517 Changes in fair value of derivative instruments (243) 22,568 Changes in fair value of marketable equity securities (51,013) - Payment-in-kind interest - 3,910 Dividend-in-kind 264 - Net fair value adjustments and gain (loss) on sale of mortgage loans held for sale (3,144) (2,131) Origination of mortgage loans held for sale (153,789) (88,098) Proceeds from sale and principal collections of mortgage loans held for sale 141,624 78,360 Changes in operating assets and liabilities: Escrow receivable (119,900) 11,241 Real estate inventories (5,805,802) 1,146,798 Other assets (50,202) 793 Accounts payable and other accrued liabilities 102,310 3,355 Interest payable 3,183 (2,530) Lease liabilities (11,864) (9,646) Net cash (used in) provided by operating activities (5,903,558) 1,037,354 CASH FLOWS FROM INVESTING ACTIVITIES: Purchase of property and equipment (22,878) (12,068) Purchase of intangible assets (790) - Purchase of marketable securities (458,585) (174,530) Proceeds from sales, maturities, redemptions and paydowns of marketable securities 85,638 135,778 Purchase of non-marketable equity securities (15,100) - Acquisitions, net of cash acquired (20,110) - Net cash used in investing activities (431,825) (50,820) CASH FLOWS FROM FINANCING ACTIVITIES: Proceeds from issuance of convertible senior notes, net of issuance costs 953,066 - Purchase of capped calls related to the convertible senior notes (118,766) - Proceeds from exercise of stock options 11,268 1,078 Proceeds from warrant exercise 22,402 - Proceeds from the February 2021 Offering 886,067 - Issuance cost of common stock (28,876) - Proceeds from non-recourse asset-backed debt 7,782,076 912,082 Principal payments on non-recourse asset-backed debt (2,837,436) (1,949,165) Proceeds from other secured borrowings 150,748 85,996 Principal payments on other secured borrowings (138,169) (74,720) Payment of loan origination fees and debt issuance costs (9,274) (3,068) Net cash provided by (used in) financing activities 6,673,106 (1,027,797) NET INCREASE (DECREASE) IN CASH, CASH EQUIVALENTS, AND RESTRICTED CASH 337,723 (41,263) CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – Beginning of period 1,505,528 684,822 CASH, CASH EQUIVALENTS, AND RESTRICTED CASH – End of period $1,843,251 $643,559 SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION – Cash paid during the period for interest 57,151 47,977 DISCLOSURES OF NONCASH FINANCING ACTIVITIES: Issuance of issuer stock rights in extinguishment of the 2019 Convertible Notes - 212,940 Issuance of common stock in extinguishment of warrant liabilities (35,170) - RECONCILIATION TO CONDENSED CONSOLIDATED BALANCE SHEETS: Cash and cash equivalents 1,358,775 469,365 Restricted cash 484,476 174,194 Cash, cash equivalents, and restricted cash $1,843,251 $643,559

OPENDOOR TECHNOLOGIES INC. RECONCILIATION OF OUR ADJUSTED GROSS PROFIT, CONTRIBUTION PROFIT AND CONTRIBUTION PROFIT AFTER INTEREST TO OUR GROSS PROFIT 22 1. Inventory impairment — Current Period is the inventory valuation adjustments recorded during the period presented associated with homes that remain in inventory at period end. 2. Inventory impairment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented. 3. Restructuring in cost of revenue consists mainly of severance and employee termination benefits that were recorded to cost of revenue due to a reduction in workforce in Q2 2020 following the outbreak of the COVID-19 pandemic. 4. Represents selling costs incurred related to homes sold in the relevant period. This primarily includes broker commissions, external title and escrow-related fees and transfer taxes. 5. Holding costs include mainly property taxes, insurance, utilities, association dues, cleaning and maintenance costs. Holding costs are included in Sales, marketing, and operations on the condensed consolidated statements of operations. 6. Represents holding costs incurred in the period presented on homes sold in the period presented. 7. Represents holding costs incurred in prior periods on homes sold in the period presented. 8. This does not include interest on mezzanine term debt facilities or other indebtedness. 9. Represents the interest expense under our senior credit facilities incurred on homes sold in the current period during the period. 10. Represents the interest expense under our senior credit facilities incurred on homes sold in the current period during prior periods.

23 1. Represents the gains and losses on our financial instruments, which are marked to fair value at the end of each period. 2. Represents amortization of intangibles acquired in the OSN and Open Listings acquisitions which contribute to revenue generation and are recorded as part of purchase accounting. The acquired intangible assets have useful lives ranging from 2 to 5 years and amortization is expected until the intangible assets are fully amortized. 3. Inventory impairment — Current Period is the inventory impairment charge recorded during the period presented associated with homes that remain in inventory at period end. 4. Inventory impairment — Prior Periods is the inventory valuation adjustments recorded in prior periods associated with homes that sold in the period presented. 5. Restructuring costs consist mainly of employee termination benefits, relocation packages and retention bonuses as well as costs related to the exiting of certain non-cancelable leases. In 2020, these costs related mainly to a reduction in workforce implemented in April 2020 as well as our exercise of the early termination option related to our San Francisco headquarters. 6. Includes non-cash payment-in-kind (“PIK”) interest and amortization of the discount on the convertible notes issued from July through November 2019 (the "2019 Convertible Notes"). We exclude convertible note PIK interest and amortization from Adjusted Net (Loss) Income since these are non-cash in nature and were converted into equity in September 2020 when the Company entered into the Convertible Notes Exchange Agreement with the convertible note holders. 7. Includes primarily gain or loss on disposal of fixed assets, gain or loss on interest rate lock commitments, gain or loss on the sale of available for sale securities, accrued legal matters, and sublease income. 8. Includes interest expense on our asset-backed debt facilities. 9. Includes amortization of debt issuance costs and loan origination fees, commitment fees, unused fees, other interest related costs on our asset-backed debt facilities, and interest expense incurred on the 2026 convertible senior notes outstanding. 10. Consists mainly of interest earned on cash, cash equivalents and marketable securities. OPENDOOR TECHNOLOGIES INC. RECONCILIATION OF OUR ADJUSTED NET INCOME (LOSS) AND ADJUSTED EBITDA TO OUR NET LOSS